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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     Each of the below listed subsidiaries is 100% directly or indirectly owned by Harris Corporation except as otherwise indicated, and all are included in the consolidated financial statements.

                                                                            STATE OR OTHER
                                                                             JURISDICTION
                           NAME OF SUBSIDIARY                              OF INCORPORATION
- ----------------------------------------------------------------------------------------------
Harris K.K. .............................................................         Japan
Harris S.A. .............................................................        Belgium
Harris S.A. de C.V. .....................................................        Mexico
Harris Srl...............................................................         Italy
Harris Advanced Technology (Malaysia) Sdn. Bhd. .........................       Malaysia
Harris Airport Systems Sdn. Bhd. ........................................       Malaysia
Harris Australia Pty. Ltd. ..............................................       Australia
Harris Broadcast Systems (Nigeria) Limited (40% of voting securities
  owned).................................................................        Nigeria
Harris Canada, Inc.......................................................        Canada
Harris Communications Honduras, S.A. de C.V. ............................       Honduras
Harris Communications Ltd. ..............................................       Hong Kong
Harris Controls Australia Limited........................................       Australia
Harris Data Services Corporation.........................................       Delaware
Harris do Brasil Limitada................................................        Brazil
Harris Far East Limited..................................................       Delaware
Harris Foreign Sales Corporation, Inc. ..................................    Virgin Islands
Harris International Sales Corporation...................................       Delaware
Harris International Systems, Inc........................................       Delaware
Harris Investments of Delaware, Inc. ....................................       Delaware
Harris Ireland Development Company Limited...............................        Ireland
Harris Ireland Ltd.......................................................        Ireland
Harris Italiana, Inc. ...................................................       Delaware
Harris Mauritius Limited.................................................       Mauritius
Harris Pension Management Limited........................................        England
Harris Publishing Systems Corporation....................................       Delaware
Harris Semiconducteurs Sarl..............................................        France
Harris Semiconductor B.V. ...............................................      Netherlands
Harris Semiconductor GmbH................................................        Germany
Harris Semiconductor Limited.............................................        England
Harris Semiconductor China, Ltd. ........................................       Hong Kong
Harris Semiconductor Y.H. ...............................................         Korea
Harris Semiconductor, Inc. ..............................................       Delaware
Harris Semiconductor (Florida), Inc. ....................................       Delaware
Harris Semiconductor (Ohio), Inc. .......................................       Delaware
Harris Semiconductor Patents, Inc. ......................................       Delaware
Harris Semiconductor (Pennsylvania), Inc. ...............................       Delaware
Harris Semiconductor Pte. Ltd. ..........................................       Singapore
Harris Semiconductor (Taiwan) Ltd. ......................................        Taiwan
Harris Solid-State (Malaysia) Sdn. Bhd. .................................       Malaysia
Harris Southwest Properties, Inc. .......................................       Delaware
Harris Space Systems Corporation.........................................       Delaware
Harris Systems Limited...................................................        England
Harris Technical Services Corporation....................................       Delaware
Allied Broadcast Equipment Canada, Ltd. .................................        Canada
Harris Semiconductor (Suzhou) Co., Ltd. .................................         China

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
                                                                            STATE OR OTHER
                                                                             JURISDICTION
                           NAME OF SUBSIDIARY                              OF INCORPORATION
- ----------------------------------------------------------------------------------------------
Harris Semiconductor Design & Sales Pte. Ltd. ...........................       Singapore
American Coastal Insurance Ltd. .........................................        Bermuda
Anshan Harris Broadcast Equipment Company, Limited (51%).................         China
ARM Harris Communications (India) Pvt. Ltd. (51%)........................         India
Baseview Products, Inc. .................................................       Michigan
Communication & Information Processing Harris S.A........................       Argentina
ECCO Parent Limited......................................................        Ireland
Executive Conference Center, Inc. .......................................        Georgia
GE-Harris Railway Electronics, LLC (49%).................................       Delaware
Guangzhou Harris Telecommunications Company Ltd. (51%)...................         China
Inversiones Harris Chile Limitada S.R.L. ................................         Chile
Lanier (Australia) Pty. Ltd. ............................................       Australia
Lanier Business Products, Inc. ..........................................        Georgia
Lanier Financial Services, Inc. .........................................        Georgia
Lanier Holdings Pty. Ltd. ...............................................       Australia
Lanier Holdings, Inc. ...................................................       Delaware
Lanier International, Inc. ..............................................       Delaware
Lanier Pacific Pty. Ltd. ................................................       Australia
Lanier Professional Services, Inc. ......................................       Delaware
Lanier Worldwide, Inc. ..................................................       Delaware
Lanier Leasing, Inc. ....................................................       Delaware
Lanier Europe, B.V. .....................................................      Netherlands
Lanier United Kingdom Ltd. ..............................................        England
Lanier Canada, Inc. .....................................................        Canada
Lanier de Chile, S.A. ...................................................         Chile
Lanier S.A. .............................................................       Colombia
Lanier de El Salvador, S.A. de C.V. .....................................      El Salvador
Lanier de Guatemala, S.A. ...............................................       Guatemala
Lanier de Dominicana, S.A. ..............................................  Dominican Republic
Lanier de Panama, S.A. ..................................................        Panama
Lanier Puerto Rico, Inc. ................................................      Puerto Rico
Lanier de Costa Rica S.A. ...............................................      Costa Rica
Lanier Espana S.A. ......................................................         Spain
Lanier Belgium S.A. .....................................................        Belgium
Lanier Danmark A/S.......................................................        Denmark
Lanier Deutschland GmbH..................................................        Germany
Lanier Italia S.p.A. ....................................................         Italy
Lanier Hellas AEBE.......................................................        Greece
Lanier Norge A/S ........................................................        Norway
Lanier Holdings A.G. ....................................................      Switzerland
Lanier Finance A.G.......................................................      Switzerland
Lanier (Schweiz) A.G. ...................................................      Switzerland
Lanier Singapore Pte. Ltd. ..............................................       Singapore
RF Communications, Inc. .................................................       Delaware
RF Communications, Inc. .................................................       New York
Shenzhen Harris Telecom Co. Ltd. (55% of voting securities owned) .......         China

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